Exhibit 99.1

Kadmon Announces Proposed $150 Million Convertible Senior Notes Offering with Capped Call Transactions

NEW YORK, February 10, 2021 – Kadmon Holdings, Inc. (Nasdaq: KDMN) today announced its intent to offer, subject to market conditions and other factors, $150 million aggregate principal amount of convertible senior notes due 2027 (the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Kadmon also expects to grant the initial purchaser of the Notes a 13-day option to purchase up to an additional $30 million aggregate principal amount of the Notes, solely to cover over-allotments.

The Notes will mature on February 15, 2027, unless earlier converted, redeemed or repurchased and will be convertible, subject to the satisfaction of certain conditions, into cash, shares of Kadmon common stock or a combination thereof as elected by Kadmon in its sole discretion. The Notes will be general unsecured obligations of Kadmon and interest will be payable semi-annually in arrears. Kadmon will have the right to redeem the Notes on or after February 20, 2024, subject to certain conditions. Final terms of the Notes, including the initial conversion rate, interest rate and other terms, will be determined upon pricing of the offering.

In connection with the pricing of the Notes, Kadmon expects to enter into capped call transactions with one or more financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of common stock initially underlying the Notes. The capped call transactions are expected to generally reduce the potential dilutive effect on Kadmon’s common stock upon conversion of the Notes or at Kadmon’s election (subject to certain conditions) offset any cash payments Kadmon is required to make in excess of the aggregate principal amount of converted Notes, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Kadmon’s common stock and/or purchase shares of Kadmon’s common stock concurrently with or shortly after the pricing of the Notes (and, if applicable, the exercise by the initial purchaser of its over-allotment option). This activity could increase (or reduce the size of any decrease in) the market price of Kadmon’s common stock or the Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Kadmon’s common stock and/or purchasing or selling Kadmon’s common stock or other securities issued by Kadmon in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so on each exercise date of the capped call transactions, which are expected to occur during the 40 trading day period beginning on the 41st scheduled trading day prior to the maturity date of the Notes, or following any early termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Kadmon’s common stock or the Notes, which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the Notes.

In addition, if any capped call transaction fails to become effective, whether or not this offering of the Notes is completed, the option counterparties party thereto may unwind their hedge positions with respect to Kadmon’s common stock, which could adversely affect the value of Kadmon’s common stock and, if the Notes have been issued, the value of the Notes.

Kadmon intends to use a portion of the proceeds to prepare to commercialize belumosudil in chronic graft-versus-host disease in the United States, if approved; for the development of its other clinical-stage product candidates; for the discovery, research and preclinical studies of its other product candidates; and other general corporate purposes. Kadmon intends to use the balance of the net proceeds from the offering to fund the cost of entering into the capped call transactions described above. In addition, if the initial purchaser exercises its over-allotment option, then Kadmon intends to use a portion of the additional net proceeds for general corporate purposes as described above and to fund the cost of entering into the capped call transactions.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of Kadmon. Any offers of the Notes will be made only by means of a private offering memorandum. The offer and sale of the Notes and any shares of Kadmon common stock issuable upon conversion of the Notes have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and the Notes and such shares may not be offered or sold in the United States absent registration or an applicable exemption from the Securities Act and applicable state laws.

About Kadmon

Kadmon is a clinical-stage biopharmaceutical company that discovers, develops and delivers transformative therapies for unmet medical needs. Kadmon’s clinical pipeline includes treatments for immune and fibrotic diseases as well as immuno-oncology therapies.

Forward Looking Statements

This press release contains forward-looking statements. Such statements may be preceded by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, without limitation, statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds, the terms of the Notes being offered, the anticipated terms of, and the effects of entering into, the capped call transactions described above and the actions of the option counterparties and their respective affiliates. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Among those risks and uncertainties are risks related to market conditions, including market interest rates, and the trading price and volatility of Kadmon’s common stock. We believe that these factors also include, but are not limited to, (i) the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; (ii) our ability to advance product candidates into, and successfully complete, clinical trials; (iii) the impact of the COVID-19 pandemic on our business, workforce, patients, collaborators and suppliers, including delays in anticipated timelines and milestones of our clinical trials and on various government agencies who we interact with and/or are governed by; (iv) our reliance on the success of our product candidates; (v) the timing or likelihood of regulatory filings and approvals, including the acceptance of our NDA for belumosudil, especially in light of the COVID-19 pandemic; (vi) our ability to expand our sales and marketing capabilities; (vii) our ability to expand our sales and marketing capabilities; (viii) the commercialization, pricing and reimbursement of our product candidates, if approved; (ix) the implementation of our business model, strategic plans for our business, product candidates and technology; (x) the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates and technology; (xi) our ability to operate our business without infringing the intellectual property rights and proprietary technology of third parties; (xii) costs associated with defending intellectual property infringement, product liability and other claims; (xiii) regulatory developments in the United States, Europe, and other jurisdictions; (xiv) estimates of our expenses, future revenues, capital requirements and our needs for additional financing; (xv) the potential benefits of strategic collaboration agreements and our ability to enter into strategic arrangements; (xvi) our ability to maintain and establish collaborations; (xvii) the rate and degree of market acceptance of our product candidates, if approved; (xviii) developments relating to our competitors and our industry, including competing therapies; (xix) our ability to effectively manage our anticipated growth; (xx) our ability to attract and retain qualified employees and key personnel; (xxi) our expected use of cash and cash equivalents and other sources of liquidity; (xxii) the potential benefits of any of our product candidates being granted orphan drug designation; (xxiii) the future trading price of the shares of our common stock and impact of securities analysts’ reports on these prices; (xxiv) our ability to apply unused federal and state net operating loss carryforwards against future taxable income and/or (xv) other risks and uncertainties. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Kadmon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Investors and security holders are urged to read these documents free of charge on the SEC’s website at www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Contact Information

Ellen Cavaleri, Investor Relations

646.490.2989

ellen.cavaleri@kadmon.com